                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 19, 1999, included in Harken Energy Corporation's Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.



                                                       ARTHUR ANDERSEN LLP


Dallas, Texas
May 18 , 1999